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                                 EXHIBIT (n)(3)



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                                            Dated:_______________________ , 1999


                           FORM OF AMENDED SCHEDULE I

                               MULTIPLE CLASS PLAN
                            FOR AMSOUTH MUTUAL FUNDS
                              DATED MARCH 17, 1998


                                  Retail Funds
                                  ------------
                         AmSouth Prime Obligations Fund
                           AmSouth U.S. Treasury Fund
                             AmSouth Tax Exempt Fund
                               AmSouth Equity Fund
                          AmSouth Regional Equity Fund
                              AmSouth Balanced Fund
                           AmSouth Capital Growth Fund
                             AmSouth Small Cap Fund
                           AmSouth Equity Income Fund
                                AmSouth Bond Fund
                          AmSouth Limited Maturity Fund
                         AmSouth Government Income Fund
                          AmSouth Florida Tax-Free Fund
                           AmSouth Municipal Bond Fund
                          AmSouth Enhanced Market Fund
                           AmSouth Select Equity Fund
                        AmSouth International Equity Fund
                           AmSouth Mid-Cap Equity Fund

                       AmSouth Growth Opportunities Fund

                          AmSouth Large-Cap Equity Fund
                    AmSouth Limited Term U.S. Government Fund
                        AmSouth Tennessee Tax-Exempt Fund
                 AmSouth Limited Term Tennessee Tax-Exempt Fund
                     AmSouth U.S. Treasury Money Market Fund
                       AmSouth Aggressive Growth Portfolio
                            AmSouth Growth Portfolio
                        AmSouth Growth & Income Portfolio
                   AmSouth Moderate Growth & Income Portfolio
                        AmSouth Current Income Portfolio


                               Institutional Funds
                               -------------------
                  AmSouth Institutional Prime Obligations Fund
                    AmSouth Institutional U.S. Treasury Fund